Investment Class

Prospectus

February 1, 2003, as revised December 3, 2003

Scudder PreservationPlus Income Fund

The fund is designed exclusively for IRAs, 401(k)s,  403(b)s, 457s and other similar plans.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

10	The Main Risks of Investing in the Fund

14	The Fund’s Performance History

16	How Much Investors Pay

18	Other Policies and Secondary Risks

21	Who Manages and Oversees the Fund

24	Financial Highlights

How to Invest in the Fund

26	Buying and Selling Investment Class Shares

32	Policies You Should Know About

39	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Investment Class

ticker symbol	DBPIX
fund number	822

Scudder PreservationPlus Income Fund

The Fund’s Main Investment Strategy

PreservationPlus Income fund seeks a high level of current income while seeking to maintain a stable value per share. The fund invests for current income; capital appreciation is not a goal of the fund. While we give priority to earning income and maintaining the value of the fund’s principal, we cannot offer any assurance of achieving this goal.

The fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the fund enters into Wrapper Agreements designed to stabilize the fund’s share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

You should consider investing in the fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

The fund offers shares only to individual retirement accounts (IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, simplified employee pension IRAs (SEP IRAs), savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans. Read this prospectus carefully before investing. The fund offers other classes with different fees, expenses and investment minimums.

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You should not consider investing in PreservationPlus Income Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

The fund closed to new investors on November 5, 2003. Current shareholders may continue to make additional investments directly into their existing account or through reinvestment of their dividends. Qualified defined contribution retirement plans that already have the fund as an option may continue to offer it to their participants. However, no new accounts, either by existing shareholders or new shareholders (outside of qualified plans), may be opened. The fund will provide notification when it reopens via the fund’s Web site, www.scudder.com.

Fixed Income Securities. The fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). The fund may also invest up to 10% of its assets in high yield debt securities determined at the time of purchase (also known as junk bonds). To gain exposure to high yield debt securities, the fund may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. If the fund gains exposure to high yield debt securities by investing directly, the fund will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). If the fund gains exposure to the high yield debt securities by investing in the Scudder High Income Plus Fund, it may gain greater diversification by holding more securities of varying risks than the fund could gain buying individual securities. The Scudder High Income Plus Fund is permitted to invest in securities of lower credit ratings than those the fund could invest in if it makes direct purchases of high yield debt securities. The Scudder High Income Plus Fund is not rated. Additional information about the Scudder High Income Plus Fund’s investment policies are included in its prospectus.

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Fixed income securities in which the fund may invest include the following:

■	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the instrumentality.

■	US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

■	US dollar-denominated asset-backed securities issued by domestic or foreign entities.

■	Mortgage pass-through securities issued by governmental and non-governmental issuers.

■	Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

■	Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

■	We allocate assets among a diversified group of issuers.

■	We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody’s Investors Service, Inc., the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or Fitch, Inc., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

■	We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The fund enters into Wrapper Agreements with Wrapper Providers, which include insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the fund’s Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the fund seeks to

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eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Wrapper Agreement up to specified amounts, under certain circumstances. In general, if the fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider may become obligated to pay the difference to the fund. On the other hand, if the fund sells securities and the market value (plus accrued interest) is more than the book value, the fund may become obligated to pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the fund’s assets that it covers.

The book value of the Wrapper Agreement is generally the deposits plus interest accrued at the crediting rate, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreements).

The Crediting Rate:

■	Is the anticipated yield, or an index–based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value of the Wrapper Agreements and the market value of the Covered Assets; and

■	Is a significant component of the fund’s yield.

Covered assets are assets of the portfolio that are covered by and subject to the terms of the Wrapper Agreement.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

■	We enter into Wrapper Agreements with multiple issuers, each of which, at the time of purchase, has received a high quality credit rating.

A high quality credit rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

■	We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the fund invests and the Wrapper Providers providing Wrapper Agreements to the fund.

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■	Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the fund is not required to dispose of any security or Wrapper Agreement whose issuer’s rating has been downgraded.

Short-Term Investments. The fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The fund may invest in various instruments commonly known as ‘derivatives’ to increase its exposure to certain groups of securities. The derivatives that the fund may use include futures contracts, options on futures contracts and forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these instruments if we believe that their return potential more than compensates for the extra risks associated with using them.

Other Investments. The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment process

The fund’s investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread

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relationships between individual bonds. Recently, the fund has had a low portfolio turnover rate.

The fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the Covered Assets and, as a result, provide a stable value per share for the fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates investments in instruments across domestic and international fixed income and currency markets.

In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.

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Portfolio Turnover The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period.

The Main Risks of Investing in the Fund

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the credit-worthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

■	A Wrapper Provider could default, or its creditworthiness could deteriorate, which could cause the fund’s share price to fluctuate and could result in losses for investors in the fund. Similarly, a downgrade in the credit rating of a Wrapper Provider may require the fund to replace the Wrapper Provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in the fund’s net asset value, including a decline resulting from the application of the fund’s fair value procedures. Because there is no active trading market for Wrapper Agreements, they are illiquid investments, which means that the fund cannot quickly sell or assign its position at an acceptable price.

■	The Wrapper Agreements may require the fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the fund invested those assets in longer-term securities.

■	The fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

■

The Wrapper Agreements generally do not protect the fund from loss caused by a fixed income security issuer’s default on principal or interest payments. Additionally, if a Wrapper Provider is unable or unwilling to perform under a Wrapper Agreement, the fund will not be able to maintain a constant net asset value unless it finds substitute Wrapper coverage promptly. The fund may also lose the benefit of Wrapper Agreement coverage on any portion of

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its assets that are substantially credit impaired or in default in excess of a certain percentage of fund assets.

■	There are a limited number of Wrapper Providers. The fund may not be able to obtain Wrapper Agreements to cover all of its assets. From time to time, the fund may close to new investors if it is unable to obtain Wrapper Agreements to cover all of its assets.

■	If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the fund’s Board may determine that a Wrapper Agreement should be valued at a lower value than would be sufficient to maintain the fund’s stable net asset value, which could cause the fund’s share price to fluctuate.

■	The fund may not be able to maintain a constant net asset value if any government or self-regulatory agency determines that it is not appropriate to value Wrapper Agreements as offsetting the market value fluctuations of the Covered Assets. The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by ‘stable value’ mutual funds, including the fund. In the event that the SEC determines that the valuation method currently utilized by ‘stable value’ mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease to the fund’s net asset value.

■	Compared to investing in a traditional fixed income fund, the fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates. Because the fund enters into Wrapper Agreements to maintain a constant share price, its yield will tend to rise and fall more slowly than traditional bond or money market funds when interest rates change and may not reflect current market rates. In addition, purchases or redemptions by shareholders may increase or decrease the ‘crediting rate,’ which is the rate of return on the portion of the fund covered by Wrapper Agreements, which may increase or decrease the fund’s yield. Under extreme circumstances, for example, if shareholder redemptions and interest rates are increasing at the same time, the fund’s yield could be reduced to zero for an extended period of time and the fund may be required to rely on the Wrapper Agreements to pay further redemptions.

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Prepayment Risk. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Thus, prepayment may reduce the fund’s income. There is a greater risk that the fund will lose money due to prepayment risk because the fund invests in mortgage-related securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions, which could have an impact on the fund’s fixed income investments or Wrapper Agreements.

Security Selection Risk. While the fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the fund’s returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the fund’s Wrapper Agreements are considered illiquid. The fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for fund shares when you buy. If we underestimate their price, you may not receive the full market value for your fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider, among other factors, the creditworthiness and ability of a Wrapper Provider to pay

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amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

■	the derivative may not fully offset the underlying positions;

■	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

■	the possibility the fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument’s price changes as market conditions change.

If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund’s net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

Foreign Investment Risk. To the extent that the fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the ‘numbers’ themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company’s financial condition. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with three broad-based market indices (which unlike the fund, do not have any fees and expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions.

As of December 31, 2002, the fund’s 30-day yield was 4.19%.

The 30-day yield is a measure of the income generated by the fund over a thirty-day period. This amount is then annualized, which means that we assume the fund generates the same income every month for a year. The ‘total return’ of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder PreservationPlus Income Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

For the periods included in the bar chart:

Best Quarter: 1.67%, Q3 2000	Worst Quarter: 1.12%, Q4 2002

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Average Annual Total Returns (%) as of 12/31/2002
	1 Year	Since Inception*

Investment Class	5.01	5.97

Index 1 Lehman 1-3 Year Government/Credit Index	6.28	6.55

Index 2 iMoneyNet First Tier Retail Money Funds Average	1.14	3.98

Index 3 Wrapped Lehman Intermediate Aggregate Income Index	5.84	5.89

Index 1: The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years.

Index 2: iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non- Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

Index 3: The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement at an assumed expense level of 0.20%. The Wrapped Lehman Intermediate Aggregate Income Index more closely reflects the market sector in which the fund invests than the other Lehman index.

*	Since 12/23/1998. Index comparison begins 12/31/1998.

Total returns from inception through 2002 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance, call your financial advisor or (800) 621-1048 or visit our Web site at  www.scudder.com.

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How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

Under normal circumstances, on shares purchased directly through the fund’s transfer agent, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the ‘Interest Rate Trigger’ is ‘active,’ as described under ‘Buying and Selling Investment Class Shares.’ Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Interest Rate Trigger is active. Shareholders should check with their financial advisor directly.

Fee Table[1]

Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases		None

Maximum Redemption Fee (as a percentage of amount redeemed, as applicable)		2.00%[2]

Annual Operating Expenses, deducted from fund assets

Management Fee		0.70%[3]

Distribution/Service (12b-1) Fee		None

Other Expenses (including a 0.25% shareholder servicing fee)		0.92[4]

Total Annual Operating Expenses		1.62

Fee Waiver/Expense Reimbursements	-	0.12[5]

Total Net Annual Operating Expenses		1.50[6]

[1]	Information on the annual operating expenses reflects the expenses of both the fund and PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income Fund invests all of its assets. (A further discussion of the relationship between the fund and the master portfolio appears in ‘Who Manages and Oversees the Fund’ later in this prospectus.)
[2]	The redemption fee payable to the master portfolio is designed primarily to lessen those costs associated with redemptions, including transaction costs of selling securities to meet redemptions as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements. The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.
[3]	The Advisor will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. The fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.
[4]	‘Other Expenses’ include the annual premium rates the fund pays for Wrapper Agreements.
[5]	The investment advisor and administrator have contractually agreed through January 31, 2010 to waive a portion of their fees and reimburse expenses including the annual premiums on Wrapper Agreements so that total expenses will not exceed 1.50%.
[6]	The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.00%. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

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Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses remain the same and the fee waiver and/or expense reimbursement apply during the first seven years. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Investment Class	$153	$474	$818	$1,838

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Other Policies and Secondary Risks

While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

■	The fund’s objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

■	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividends, interest or other payments and prohibit transactions in the country’s currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Derivatives Risk. Although not one of its principal investment strategies, a fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effect of leverage, which could increase a fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund

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shares when you buy into a fund. If a fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Initial Public Offering (‘IPO’) Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as a fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.

Lower Rated Securities. The fund may invest in debt securities rated in the fifth and sixth long-term ratings categories directly or through the Scudder High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures adopted by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the fund’s ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

In considering investments for the fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Who Manages and Oversees the Fund

The fund is a ‘feeder fund’ that invests substantially all of its assets in the PreservationPlus Income Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

The investment advisor

Deutsche Asset Management, Inc. (‘DeAM’) is the investment advisor for PreservationPlus Income Portfolio in which the fund invests all of its assets. Under the supervision of the Board of Trustees, DeAM, with headquarters at 280 Park Avenue, New York, NY 10017, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAM and its predecessors have more than 80 years of experience managing mutual funds. DeAM provides a full range of global investment advisory services to institutional and retail clients. DeAM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Who Manages and Oversees the Fund    |    21

DeAM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The portfolio paid the following fees to DeAM for investment advisory services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the year.

Fund	Percentage of Average Daily Net Assets

Scudder PreservationPlus Income Fund	0.70%

These fees are not charged on assets invested in affiliated money market funds. These fees are reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

Other Services. Investment Company Capital Corporation (‘ICCC’) provides administrative services — such as portfolio accounting, legal services and others — for the fund. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG.

In addition, ICCC — or your service agent — performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

■	keeping accurate, up-to-date records for your individual fund account;

■	implementing any changes you wish to make in your account information;

■	processing your requests for cash dividends and distributions from the fund;

■	answering your questions on the fund’s investment performance or administration;

■	sending proxy reports and updated prospectus information to you; and

■	collecting your executed proxies.

22    |    Who Manages and Oversees the Fund

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management or special trust or retirement-investment reporting.

The portfolio managers

The following people handle the day-to-day management of the fund.

Eric Kirsch	Sean P. McCaffrey
CFA, Managing Director of Deutsche Asset Management.	CFA, Managing Director of the investment advisor.
■Portfolio Manager of the portfolio since its inception. ■Joined the investment advisor in 1980. ■Head of North America Fixed Income. ■BBA from Baruch College; MBA from Pace University.	■Joined the investment advisor in 1996. ■Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds. ■BS from Carnegie Mellon University; MBA from Yale University.

John D. Axtell	Robert Wang
Managing Director of Deutsche Asset Management.	Director of the investment advisor. ■Portfolio Manager for global and tactical asset allocation portfolios. ■Joined the investment advisor in 1995. ■BS from University of Pennsylvania, Wharton School

■Portfolio Manager of the Wrapper Agreements in the portfolio since its inception.

■Portfolio Manager of the portfolio since its inception.

■Joined the investment advisor in 1990.

■Head of the Stable Value Management Group.

■BS from Purdue University; MBA from University of Michigan.

Who Manages and Oversees the Fund    |    23

Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see ‘Shareholder reports’ on the back cover).

Scudder PreservationPlus Income Fund — Investment Class

Years Ended September 30,	2002	2001	2000	1999[a]

Selected Per Share Data

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from investment operations:

Net investment income	.52	.62	.65	.44

Distributions to shareholders:

Net investment income	(.52)	(.62)	(.65)	(.44)

Net asset value, end of period	$10.00	$10.00	$10.00	$10.00

Total Return (%)[b]	5.33	6.38	6.65	4.46	**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	573	10	.219	.118

Ratio of expenses before expense reductions, including expenses of the PreservationPlus Income Portfolio (%)	1.57	3.00	34.37	228.00	*

Ratio of expenses after expense reductions, including expenses of the PreservationPlus Income Portfolio (%)	1.00	1.00	1.00	.89	*

Ratio of net investment income (%)	4.86	5.84	6.52	5.85	*

[a]	For the period December 23, 1998 (commencement of sales) to September 30, 1999.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

24    |    Financial Highlights

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a ‘third party provider’ — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. The fund’s advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

Investment minimums

Initial investment	$500

Subsequent investment	$50

Minimum account balance	$500

The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

IRAs

Purchasing Shares. Please contact your IRA service agent for information on purchasing shares. If you established your IRA with Scudder mutual funds, you may purchase additional shares by contacting the Transfer Agent.

Redeeming Shares. Call the Transfer Agent at (800) 621-1048 or your service agent to request a redemption form. When the Interest Rate Trigger (as explained below) is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 2% redemption fee. Therefore, it is important to consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of withdrawal of IRAs. If you purchase shares directly from the fund and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Interest Rate Trigger is ‘active.’

26    |    Buying and Selling Investment Class Shares

Generally, qualified IRA redemptions are those made solely for a distribution from an IRA owner’s account that is not subject to an IRS penalty tax and are not later transferred to a different IRA account. Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

■	Who is over the age of 59 1/2

■	Who is deceased;

■	Who has become disabled;

■	Who has elected to take a steady stream of distributions over their life expectancy;

■	Who is using the proceeds for education expenses; or

■	Who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses, medical insurance, for a qualified domestic relations order, etc.

Certain redemptions that are not considered qualified IRA redemptions include those that result in:

■	an exchange to an alternative investment within the IRA owner’s account (regardless of age);

■	a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the fund; or

■	a distribution from the IRA owner’s account that will be subject to an IRS penalty tax.

Alternative investment is any other investment fund, vehicle, security or instrument.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain distributions from an IRA owner’s account.

Buying and Selling Investment Class Shares    |    27

We may request supporting documentation to verify that a requested redemption is qualified.

For complete information, please contact your IRA service agent.

Shareholders who purchase through certain mutual fund supermarkets or other intermediary ‘platforms’ will be charged the redemption fee for both qualified and non-qualified redemptions if the Interest Rate Trigger is ‘active.’ You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

Participant-directed plans

Purchasing Shares. You must contact your plan administrator for information on how to purchase shares. Your plan may have specific provisions with respect to the timing and method of share purchases, exchanges and redemptions by its participants. Plan administrators and fiduciaries should call (800) 621-1048 for information regarding a plan’s account with the fund.

Redeeming Shares. You must contact your plan administrator for information on how to redeem shares. Generally, there will be no redemption fee assessed for Qualified Plan Redemptions. Some examples of these are:

■	Redemptions resulting from the plan participant’s death, disability, retirement or termination of employment;

■	Redemptions to fund loans to, or ‘in service’ withdrawals by, a plan participant;

■	Transfers to other investment options within plans that do not offer a competing fund; and

■	Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash.

Qualified Plan Redemptions are those participant-directed redemptions in accordance with plan provisions not subject to an IRS penalty tax assessment.

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

Three month equity wash requires a plan participant transferring from the fund to a non-competing fund to remain in the non-competing fund for 3 months before transferring to the competing fund.

28    |    Buying and Selling Investment Class Shares

All other redemptions of shares will be subject to the 2% redemption fee, if the Interest Rate Trigger is active.

The fund reserves the right to require written verification of whether a redemption request is for a qualified plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the fund will make payment for all shares redeemed within one business day after a request is received. In no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

The value of shares at the time of redemption may be more or less than the plan participant’s cost at the time of purchase, depending upon the then-current market value of the fund’s assets (its interest in the master portfolio). Plan participants should consult with their plan administrator and/or professional tax advisor with respect to the terms and conditions for withdrawal from, or redemption of their interests in, their plan.

Interest rate trigger

Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time, except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the ‘Interest Rate Trigger’ (as described below) is ‘active,’ and not subject to those charges on days that the Interest Rate Trigger is ‘inactive.’ The Interest Rate Trigger is active on any day when, as of the preceding day, the ‘Reference Index Yield’ exceeds the sum of the ‘Annual Effective Yield’ of the PreservationPlus Income Portfolio plus 1.55%. The Reference Index Yield on any determination date is the previous day’s closing ‘Yield to Worst’ on the Lehman Brothers Intermediate Treasury Bond Index®. The status of the Interest Rate Trigger will either be ‘active’ or ‘inactive’ on any day, and shall be determined on every day that the NAV is calculated for the fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it

Buying and Selling Investment Class Shares    |    29

becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

The Annual Effective Yield of the Portfolio is intended to represent one day’s investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

[1 + (Previous Day’s Dividend Factor / NAV Per Share) ^365]-1

Please note that the annual effective yield of the fund will be lower than the annual effective yield of the Portfolio because the Portfolio’s expenses are lower than the fund’s.

A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,900. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%.

(Please note that this example does not take into consideration an individual shareholder’s tax situation or tax consequences including, without limitation, any withholding taxes that may apply on purchases through platforms.) The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future.

You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield, by calling (800) 621-1048 or your service agent.

30    |    Buying and Selling Investment Class Shares

Service plan

The fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers.

Buying and Selling Investment Class Shares    |    31

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Investment Class shares. The fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for

32    |    Policies You Should Know About

companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in ‘good order.’ After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges). In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor, plan administrator or IRA service agent to forward your order to the transfer agent in a timely manner.

Qualified plan redemptions and qualified IRA redemptions are not subject to a 2% redemption fee, except as noted above for investments made through certain platforms.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money

Policies You Should Know About    |    33

between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of ‘market timing’ or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. The fund will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire

34    |    Policies You Should Know About

transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Policies You Should Know About    |    35

How the fund calculates share price

The price at which you buy shares is as follows:

Investment Class shares — net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

The formula calls for deducting all of the fund’s liabilities from the total value of its assets — the market value of the securities and Wrapper Agreements it holds, plus its cash reserves — and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and

36    |    Policies You Should Know About

the market value (plus accrued interest) of the covered assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Other rights we reserve

■	It is the responsibility of the plan administrator or IRA service agent to forward purchase and redemption instructions to the fund.

■	Qualified plan redemptions and qualified IRA redemptions are not subject to a 2% redemption fee, except as noted above for investments made through certain platforms.

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	close your account and send you the proceeds if your balance falls below $50; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share

Policies You Should Know About    |    37

next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

■	pay you for shares you sell by ‘redeeming in kind,’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

■	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

38    |    Policies You Should Know About

Understanding Distributions and Taxes

Income dividends, if any, for the fund are declared daily and paid monthly. The fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. We automatically reinvest all monthly dividends unless you elect to receive your distributions in cash.

The fund will normally declare and pay at least annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year. Additionally, on occasion, the income dividends the fund distributes may differ from the income the fund earns. When the fund’s income exceeds the amount distributed to shareholders, the fund may make an additional distribution. When a capital gains distribution or an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the distribution is made. Making the distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the fund’s shares. Additional income distributions and capital gains distributions will automatically be reinvested in additional shares.

Tax considerations

The fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the fund.

For tax exempt investors such as IRA owners and plan participants, dividend and capital gain distributions from the fund generally will not be subject to current taxation, but will accumulate on a tax deferred basis. Income and capital gains earned by the fund and distributed to taxable investors will be subject to income taxation.

Because each participant’s tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan’s Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

A reverse stock split reduces the number of total shares the fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

Understanding Distributions and Taxes    |    39

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

e-mail info@scudder.com

Tel (800) 621-1048

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

Scudder PreservationPlus Income Fund —	CUSIP #
Investment Class	81111R 759

Scudder Advisor Funds	811–04760

Printed on recycled paper.    (12/03/03) SPIF–1–IV

Classes A and C

Prospectus

February 1, 2003, as revised December 3, 2003

Scudder PreservationPlus Income Fund

The fund is designed exclusively for IRAs, 401(k)s, 403(b)s, 457s and other similar plans.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

10	The Main Risks of Investing in the Fund

14	The Fund’s Performance History

16	How Much Investors Pay

18	Other Policies and Secondary Risks

20	Who Manages and Oversees the Fund

24	Financial Highlights

How to Invest in the Fund

26	Choosing a Share Class

31	How to Buy Shares

32	How to Exchange or Sell Shares

33	Policies You Should Know About

45	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll probably want to look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class C

ticker symbol	PPIAX	PPLCX
fund number	418	718

Scudder PreservationPlus Income Fund

The Fund’s Main Investment Strategy

PreservationPlus Income Fund seeks a high level of current income while seeking to maintain a stable value per share.

The fund invests for current income; capital appreciation is not a goal of the fund. While we give priority to earning income and maintaining the value of the fund’s principal, we cannot offer any assurance of achieving this goal.

The fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the fund enters into Wrapper Agreements designed to stabilize the fund’s share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

You should consider investing in the fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

PreservationPlus Income Fund — Class A and C offer shares only to individual retirement accounts (IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, simplified employee pension IRAs (SEP IRAs), savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans. Read this prospectus carefully before investing. The fund also offers other classes with different fees, expenses and investment minimums.

4    |    Scudder PreservationPlus Income Fund

You should not consider investing in PreservationPlus Income Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not consider a balanced investment program.

The fund closed to new investors on November 5, 2003. Current shareholders may continue to make additional investments directly into their existing account or through reinvestment of their dividends. Qualified defined contribution plans that already have the fund as an option may continue to offer it to their participants. However, no new accounts, either by existing shareholders or new shareholders (outside of qualified plans), may be opened. The fund will provide notification when it reopens via the fund’s Web site, www.scudder.com.

Fixed Income Securities. The fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). The fund may also invest up to 10% of its assets in high yield debt securities determined at the time of purchase (also known as junk bonds). To gain exposure to high yield debt securities, the fund may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. If the fund gains exposure to high yield debt securities by investing directly, the fund will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). If the fund gains exposure to the high yield debt securities by investing in the Scudder High Income Plus Fund, it may gain greater diversification by holding more securities of varying risks than the fund could gain buying individual securities. The Scudder High Income Plus Fund is permitted to invest in securities of lower credit ratings than those the fund could invest in if it makes direct purchases of high yield debt securities. The Scudder High Income Plus Fund is not rated. Additional information about the Scudder High Income Plus Fund’s investment policies are included in its prospectus.

Fixed income securities in which the fund may invest include the following:

■	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US

Scudder PreservationPlus Income Fund    |    5

government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the instrumentality

■	US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities

■	US dollar-denominated asset-backed securities issued by domestic or foreign entities

■	Mortgage pass-through securities issued by governmental and non-governmental issuers

■	Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities

■	Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

■	We allocate assets among a diversified group of issuers.

■	We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody’s Investors Service, Inc., the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or Fitch, Inc., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

■	We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions (‘Wrapper Providers’). Unlike traditional fixed income portfolios, the fund’s Wrapper Agreements serve to substantially offset the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements

6    |    Scudder PreservationPlus Income Fund

obligate the Wrapper Provider to maintain the book value of the Wrapper Agreement up to specified amounts, under certain circumstances. In general, if the fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of the covered assets is less than their book value, the Wrapper Provider may become obligated to pay the difference to the fund. On the other hand, if the fund sells securities and the market value (plus accrued interest) is more than the book value, the fund may become obligated to pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the fund’s assets that it covers.

The book value of the Wrapper Agreement is generally the deposits plus interest accrued at the crediting rate, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreements).

The Crediting Rate:

■	Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value of the Wrapper Agreements and the market value of the Covered Assets; and

■	Is a significant component of the fund’s yield.

Covered assets are assets of the portfolio that are covered by and subject to the terms of the Wrapper Agreement.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

■	We enter into Wrapper Agreements with multiple issuers, each of which has received a high quality credit rating.

A high quality credit rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

■	We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the fund invests and the Wrapper Providers providing Wrapper Agreements to the fund. Generally,

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unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the fund is not required to dispose of any security or Wrapper Agreement whose issuer’s rating has been downgraded.

Short-Term Investments. The fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain groups of securities. The derivatives that the fund may use include futures contracts, options on futures contracts and forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these instruments if we believe that their return potential more than compensates for the extra risks associated with using them.

Other Investments. The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment process

The fund’s investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread

8    |    Scudder PreservationPlus Income Fund

relationships between individual bonds. Recently, the fund has had a low portfolio turnover rate.

The fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the Covered Assets and, as a result, provide a stable value per share for the fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements. The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates investments in instruments across domestic and international fixed income and currency markets.

In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the fund’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.

Portfolio Turnover The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period.

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The Main Risks of Investing in the Fund

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the credit-worthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

■	A Wrapper Provider could default, or its creditworthiness could deteriorate, which could cause the fund’s share price to fluctuate and could result in losses for investors in the fund. Similarly, a downgrade in the credit rating of a Wrapper Provider may require the fund to replace the Wrapper Provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in the fund’s net asset value, including a decline resulting from the application of the fund’s fair value procedures. Because there is no active trading market for Wrapper Agreements, they are illiquid investments, which means that the fund cannot quickly sell or assign its position at an acceptable price.

■	The Wrapper Agreements may require the fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the fund invested those assets in longer-term securities.

■	The fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

■

The Wrapper Agreements generally do not protect the fund from loss caused by a fixed income security issuer’s default on principal or interest payments. Additionally, if a Wrapper Provider is unable or unwilling to perform under a Wrapper Agreement, the fund will not be able to maintain a constant net asset value unless it finds substitute Wrapper coverage promptly. The fund may also lose the benefit of Wrapper Agreement coverage on any portion of

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its assets that are substantially credit impaired or in default in excess of a certain percentage of fund assets.

■	There are a limited number of Wrapper Providers. The fund may not be able to obtain Wrapper Agreements to cover all of its assets. From time to time, the fund may close to new investors if it is unable to obtain Wrapper Agreements to cover all of its assets.

■	If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the fund’s Board may determine that a Wrapper Agreement should be valued at a lower value than would be sufficient to maintain the fund’s stable net asset value, which could cause the fund’s share price to fluctuate.

■	The fund may not be able to maintain a constant net asset value if any government or self-regulatory agency determines that it is not appropriate to value Wrapper Agreements as offsetting the market value fluctuations of the Covered Assets. The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by ‘stable value’ mutual funds, including the fund. In the event that the SEC determines that the valuation method currently utilized by ‘stable value’ mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease to the fund’s net asset value.

■	Compared to investing in a traditional fixed income fund, the fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates. Because the fund enters into Wrapper Agreements to maintain a constant share price, its yield will tend to rise and fall more slowly than traditional bond or money market funds when interest rates change and may not reflect current market rates. In addition, purchases or redemptions by shareholders may increase or decrease the ‘crediting rate,’ which is the rate of return on the portion of the fund covered by Wrapper Agreements, which may increase or decrease the fund’s yield. Under extreme circumstances, for example, if shareholder redemptions and interest rates are increasing at the same time, the fund’s yield could be reduced to zero for an extended period of time and the fund may be required to rely on the Wrapper Agreements to pay further redemptions.

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Prepayment Risk. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Thus, prepayment may reduce the fund’s income. There is a greater risk that the fund will lose money due to prepayment risk because the fund invests in mortgage-related securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions, which could have an impact on the fund’s fixed income investments or Wrapper Agreements.

Security Selection Risk. While the fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the fund’s returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the fund’s Wrapper Agreements are considered illiquid. The fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for fund shares when you buy. If we underestimate their price, you may not receive the full market value for your fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider, among other factors, the creditworthiness and ability of a Wrapper Provider to pay

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amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

■	the derivative may not fully offset the underlying positions;

■	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

■	the possibility the fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument’s price changes as market conditions change.

If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund’s net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

Foreign Investment Risk. To the extent that the fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the ‘numbers’ themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company’s financial condition. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Investment Class shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with three broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions.

The inception date for Class A was November 29, 2002. Performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund’s original share class (Investment Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception (November 29, 2002 for Class A and February 3, 2003 for Class C) are based on the historical performance of Investment Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A or C.

As of December 31, 2002, the 30-day yield for the fund’s original share class (Investment Class) was 4.19%.

The 30-day yield is a measure of the income generated by the fund over a thirty-day period. This amount is then annualized, which means that we assume the fund generates the same income every month for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder PreservationPlus Income Fund

Annual Total Returns (%) as of 12/31 each year

For the periods included in the bar chart:

Best Quarter: 1.61%, Q3 2000	Worst Quarter: 1.05%, Q4 2002

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Average Annual Total Returns (%) as of 12/31/2002
	1 Year	Since Inception*

Class A	1.87	4.97

Class C	2.93	4.65

Index 1: Lehman 1-3 Year Government/Credit Index	6.28	6.55

Index 2: The iMoneyNet First Tier Retail Money Funds Average	1.14	3.98

Index 3: Wrapped Lehman Intermediate Aggregate Income Index	5.84	5.89

Index 1: The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years.

Index 2: The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

Index 3: The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement at an assumed expense level of 0.20%. The Wrapped Lehman Intermediate Aggregate Income Index more closely reflects the market sector in which the fund invests than the other Lehman index.

*	Since December 23, 1998 for the Investment Class of the fund. Benchmarks are calculated since December 31, 1998.

Total returns from inception through 2002 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Under normal circumstances, on shares purchased directly through the fund’s transfer agent, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the ‘Interest Rate Trigger’ is ‘active,’ as described under ‘Policies You Should Know About.’ Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Interest Rate Trigger is active. Shareholders should check with their financial representative directly.

Fee Table	Class A		Class C

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)		2.75%		2.00%

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		2.75%		1.00%

Maximum Contingent Deferred Sales Charge (Load) (as a % of redemption proceeds)		None[1]		1.00%[2]

Maximum Redemption Fee (as a percentage of amount redeemed, as applicable)		2.00%[3]		2.00%[3]

Annual Operating Expenses, deducted from fund assets[4]

Management Fee		0.70%[5]		0.70%[5]

Distribution/Service (12b-1) Fee		0.25		0.75

Other Expenses (including a 0.25% shareholder servicing fee for Class C shares)		0.67[6]		0.92[6]

Total Annual Operating Expenses		1.62		2.37

Fee Waiver/Expense Reimbursements	-	0.12[7]	-	0.12[7]

Total Net Annual Fund Operating Expenses		1.50[8]		2.25[8]

[1]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. (See the section entitled ‘Class A shares.’)
[2]	If redeemed in the first year.
[3]	The redemption fee payable to the master portfolio is designed primarily to lessen those costs associated with redemptions, including transaction costs of selling securities to meet redemptions as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements. The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.

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Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first seven years. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$423	$736	$1,071	$2,062

Class C shares	426	796	1,293	2,702

Expenses, assuming you kept your shares

Class A shares	$423	$736	$1,071	$2,062

Class C shares	326	796	1,293	2,702

[4]	Expenses are based on the actual expenses of the Investment Class of the PreservationPlus Income Fund because Class A and C shares are new classes of shares. Information on the annual operating expenses reflects the expenses of the Investment Class shares. Expenses of the Investment Class include expenses of both the fund and the PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income Fund invests all of its assets. (A further discussion of the relationship between the fund and the master portfolio appears in the ‘Who Manages and Oversees the Fund’ section of this prospectus.)

[5]	The Advisor will reduce its fee to 0.10% of its average daily net assets with respect to the fund’s assets invested in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. The fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

[6]	‘Other Expenses’ include the annual premium rates the fund pays for Wrapper Agreements.

[7]	The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.25% for Class A shares and 2.00% for Class C shares. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

[8]	The investment advisor and administrator have contractually agreed through January 31, 2010 to waive a portion of their fees and reimburse expenses including the annual premiums on Wrapper Agreements so that total expenses will not exceed 1.50% for Class A shares and 2.25% for Class C shares.

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Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about.

■	The fund’s objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

■	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividends, interest or other payments and prohibit transactions in the country’s currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

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Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Initial Public Offering (‘IPO’) Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as a fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.

Lower Rated Securities. The fund may invest in debt securities rated in the fifth and sixth long-term ratings categories directly or through the Scudder High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures adopted by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the fund’s ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

In considering investments for the fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in a fund.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of a Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The fund is a ‘feeder fund’ that invests substantially all of its assets in the PreservationPlus Income Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

The investment advisor

Deutsche Asset Management, Inc. (‘DeAM’) is the investment advisor for PreservationPlus Income Portfolio in which the fund invests all of its assets. Under the supervision of the Board of Trustees, DeAM, with headquarters at 280 Park Avenue, New York, NY 10017, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAM and its predecessors have more than 80 years of experience managing mutual funds. DeAM provides a full range of global investment advisory services to institutional and retail clients. DeAM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

20    |    Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The portfolio paid the following fees to DeAM for investment advisory services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the year.

Fund	Percentage of Average Daily Net Assets

Scudder PreservationPlus Income Fund	0.70%

These fees are not charged on assets invested in affiliated money market funds. These fees are reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

Other Services. Investment Company Capital Corporation (‘ICCC’) provides administrative services — such as portfolio accounting, legal services and others — for the fund. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG.

Who Manages and Oversees the Fund    |    21

In addition, ICCC — or your service agent — performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

■	keeping accurate, up-to-date records for your individual fund account;

■	implementing any changes you wish to make in your account information;

■	processing your requests for cash dividends and distributions from the fund;

■	answering your questions on the fund’s investment performance or administration;

■	sending proxy reports and updated prospectus information to you; and

■	collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management or special trust or retirement-investment reporting.

22    |    Who Manages and Oversees the Fund

The portfolio managers

The following people handle the day-to-day management of each fund.

Eric Kirsch	Sean P. McCaffrey
CFA, Managing Director of Deutsche Asset Management.	CFA, Managing Director of the investment advisor.
■Portfolio Manager of the portfolio since its inception.	■Joined the investment advisor in 1996.
■Joined the investment advisor in 1980. ■Head of North America Fixed Income. ■BBA from Baruch College; MBA from Pace University.	■Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds. ■BS from Carnegie Mellon University; MBA from Yale University.

John D. Axtell	Robert Wang
Managing Director of Deutsche Asset Management. ■Portfolio Manager of the Wrapper Agreements in the portfolio since its inception.	Director of the investment advisor. ■Portfolio Manager for global and tactical asset allocation portfolios. ■Joined the investment advisor in 1995.
■Portfolio Manager of the portfolio since its inception. ■Joined the investment advisor in 1990.	■BS from University of Pennsylvania, Wharton School.
■Head of the Stable Value Management Group.
■BS from Purdue University; MBA from University of Michigan.

Who Manages and Oversees the Fund    |    23

Financial Highlights

Since there were no Class A or Class C shares issued as of the end of the fund’s fiscal year, no data is available.

24    |    Financial Highlights

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes two share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers another class of shares separately. Class A and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare

Class A ■Sales charges of up to 2.75%, charged when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual service or distribution fee as applicable	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual operating expenses are lower than those for Class C

Class C ■Sales charge of 1.00% when you buy shares ■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year ■1.00% annual distribution/service fee	■The sales charges rates are lower, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to your financial advisor for distribution, administrative and promotional services.

26    |    Choosing a Share Class

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales charge as a % of your net investment

Up to $100,000	2.75%

$100,000–$249,999	2.50

$250,000–$499,999	2.00

$500,000–$999,999	1.50

$1 million or more	See below and next page

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $100,000 over the next 24 months (‘letter of intent’)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $100,000 (‘cumulative discount’)

■	you are investing a total of $100,000 or more in several funds at once (‘combined purchases’)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to ‘move’ your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

Choosing a Share Class    |    27

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

■	a current or former director or trustee of the Deutsche or Scudder mutual funds

■	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (‘Large Order NAV Purchase Privilege’). This CDSC is waived under certain circumstances (see ‘Policies You Should Know About’). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

28    |    Choosing a Share Class

Class C shares

Class C shares of the fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, most of your investment goes to work immediately.

The fund has adopted a service plan for its Class C shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Class C shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers.

Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

Front-end Sales Charge as a % of offering price	Front-end Sales Charge as a % of your net investment

1.00%	1.01%

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

■	Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

■	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

■	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

■	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

■	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Choosing a Share Class    |    29

This CDSC is waived under certain circumstances (see ‘Policies You Should Know About’). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell

First year	1.00%

Second year and later	None

This CDSC is waived under certain circumstances (see ‘Policies You Should Know About’). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

30    |    Choosing a Share Class

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$500 or more	$50 or more

Through a financial advisor ■Contact your advisor using the method that’s most convenient for you	■Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to ‘Scudder Funds’ and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By phone Not available	■Call (800) 621-1048 for instructions

With an automatic investment plan Not available	■To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet Not available	■Go to www.scudder.com and register ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Shares    |    31

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account. When the Interest Rate-Trigger (as explained in the ‘Interest Rate Trigger’ section) is active, exchanges or redemptions that are not qualified IRA redemptions or Qualified Plan redemptions as described in the ‘Redeeming Shares’ section will be subject to the 2% redemption fee.

Exchanging into another fund	Selling shares

$500 or more to open a new IRA account $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 40

Through a financial advisor ■Contact your advisor by the method that’s most convenient for you	■Contact your advisor by the method that’s most convenient for you

By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan Not available	■To set up regular cash payments from a fund account, call (800) 621-1048 ■Minimum $50

On the Internet ■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for making on-line exchanges	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for making on-line redemptions

32    |    How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class A and Class C shares. The fund has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial institution or call (800) 621-1048.

IRAs

Purchasing Shares. Please contact your IRA service agent for information on purchasing shares. If you established your IRA with Scudder mutual funds, you may purchase additional shares by contacting the Transfer Agent.

Redeeming Shares. Call the Transfer Agent at (800) 621-1048 or your service agent to request a redemption form. When the Interest Rate Trigger (as explained in the ‘Interest Rate Trigger’ section) is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 2% redemption fee. Therefore, it is important to consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of withdrawal of IRAs. If you purchase shares directly from the fund and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Interest Rate Trigger is ‘active.’ Generally, qualified IRA redemptions are

Policies You Should Know About    |    33

those made solely for a distribution from an IRA owner’s account that is not subject to an IRS penalty tax and are not later transferred to a different IRA account. Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

■	Who is over the age of 59 1/2;

■	Who is deceased;

■	Who has become disabled;

■	Who has elected to take a steady stream of distributions over their life expectancy;

■	Who is using the proceeds for education expenses; or

■	Who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses, medical insurance, for a qualified domestic relations order, etc.

Certain redemptions that are not considered qualified IRA redemptions include those that result in:

■	an exchange to an alternative investment within the IRA owner’s account (regardless of age);

■	a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the fund; or

■	a distribution from the IRA owner’s account that will be subject to an IRS penalty tax.

We may request supporting documentation to verify that a requested redemption is qualified.

For complete information, please contact your IRA service agent.

Shareholders who purchase through certain mutual fund supermarkets or other intermediary ‘platforms’ will be charged the redemption fee for both qualified and non-qualified redemptions if the Interest Rate Trigger is ‘active.’ You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

Alternative investment is any other invest- ment fund, vehicle, security or instrument.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain distributions from an IRA owner’s account.

34    |    Policies You Should Know About

Participant-directed plans

Purchasing Shares. You must contact your plan administrator for information on how to purchase shares. Your plan may have specific provisions with respect to the timing and method of share purchases, exchanges and redemptions by its participants. Plan administrators and fiduciaries should call (800) 621-1048 for information regarding a plan’s account with the fund.

Redeeming Shares. You must contact your plan administrator for information on how to redeem shares. Generally, there will be no redemption fee assessed for Qualified Plan Redemptions. Some examples of these are:

■	Redemptions resulting from the plan participant’s death, disability, retirement or termination of employment;

■	Redemptions to fund loans to, or ‘in service’ withdrawals by, a plan participant;

■	Transfers to other investment options within plans that do not offer a competing fund; and

■	Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash.

All other redemptions of shares will be subject to the 2% redemption fee, if the Interest Rate Trigger is active.

The fund reserves the right to require written verification of whether a redemption request is for a qualified plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the fund will make payment for all shares redeemed within one business day after a request is received. In no event will payment be

Qualified Plan Redemptions are those participant-directed redemptions in accordance with plan provisions not subject to an IRS penalty tax assessment.

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

Three month equity wash requires a plan participant transferring from the fund to a non-competing fund to remain in the non-competing fund for 3 months before transferring to the competing fund.

Policies You Should Know About     |    35

made more than seven calendar days after receipt of a redemption request in good order.

The value of shares at the time of redemption may be more or less than the plan participant’s cost at the time of purchase, depending upon the then-current market value of the fund’s assets (its interest in the master portfolio). Plan participants should consult with their plan administrator and/or professional tax advisor with respect to the terms and conditions for withdrawal from, or redemption of their interests in, their plan.

Interest rate trigger

Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time, except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the ‘Interest Rate Trigger’ (as described below) is ‘active,’ and not subject to those charges on days that the Interest Rate Trigger is ‘inactive.’ The Interest Rate Trigger is active on any day when, as of the preceding day, the ‘Reference Index Yield’ exceeds the sum of the ‘Annual Effective Yield’ of the PreservationPlus Income Portfolio plus 1.55%. The Reference Index Yield on any determination date is the previous day’s closing ‘Yield to Worst’ on the Lehman Brothers Intermediate Treasury Bond Index (r). The status of the Interest Rate Trigger will either be ‘active’ or ‘inactive’ on any day, and shall be determined on every day that the NAV is calculated for the fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

The Annual Effective Yield of the Portfolio is intended to represent one day’s investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio

36    |    Policies You Should Know About

shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

[1 + (Previous Day’s Dividend Factor / NAV Per Share) ^365]-1

Please note that the annual effective yield of the fund will be lower than the annual effective yield of the Portfolio because the Portfolio’s expenses are lower than the fund’s.

A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,900. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%.

(Please note that this example does not take into consideration an individual shareholder’s tax situation or tax consequences including, without limitation, any withholding taxes that may apply on purchases through platforms.) The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future.

You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield, by calling (800) 621-1048 or your financial advisor.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Policies You Should Know About    |    37

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in ‘good order.’ After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges). In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

38    |    Policies You Should Know About

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of ‘market timing’ or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. The fund generally will not accept new account

Policies You Should Know About    |    39

applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make,

40    |    Policies You Should Know About

the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund’s distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the ‘reinstatement feature.’ With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

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Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

To calculate NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, adjusted to allow for any applicable sales charges (see ‘Choosing a Share Class’)

The price at which you sell shares is also the NAV, although a redemption fee may be applicable (see ‘Policies You Should Know About’) and for Class C investors a CDSC may be taken out of the proceeds (see ‘Choosing a Share Class’).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is

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because some foreign markets are open on days or at times when the fund doesn’t price its shares.

The formula calls for deducting all of the fund’s liabilities from the total value of its assets — the market value of the securities and Wrapper Agreements it holds, plus its cash reserves — and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the fund could fluctuate.

Other rights we reserve

■	It is the responsibility of the plan administrator or IRA service agent to forward purchase and redemption instructions to the fund.

■	Qualified plan redemptions and qualified IRA redemptions are not subject to a 2% redemption fee, except as noted above for investments made through certain platforms.

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	close your account and send you the proceeds if your balance falls below $500; we will give you 60 days’ notice (90 days for

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retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	pay you for shares you sell by ‘redeeming in kind,’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

■	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

Income dividends, if any, for the fund are declared daily and paid monthly. The fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. We automatically reinvest all monthly dividends unless you elect to receive your distributions in cash.

The fund will normally declare and pay at least annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year. Additionally, on occasion, the income dividends the fund distributes may differ from the income the fund earns. When the fund’s income exceeds the amount distributed to shareholders, the fund may make an additional distribution. When a capital gains distribution or an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the distribution is made. Making the distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the fund’s shares. Additional income distributions and capital gains distributions will automatically be reinvested in additional shares.

Tax considerations

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the fund.

For tax exempt investors such as IRA owners and plan participants, dividend and capital gain distributions from the fund generally will not be subject to current taxation, but will accumulate on a tax deferred basis. Income and capital gains earned by the fund and distributed to taxable investors will be subject to income taxation.

Because each participant’s tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan’s Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

e-mail info@scudder.com

Tel (800) 621-1048

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

Scudder PreservationPlus Income Fund	CUSIP#
Class A Shares	81111R 742
811-04760
Class C Shares	81111R 734
811-04760

Printed on Recycled paper.    (12/03/03) SPIF-1